UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 16, 2019 (April 16, 2019)

USG Corporation

(Exact name of registrant as specified in its charter) Commission File Number: 1-8864
Delaware	36-3329400
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)
550 West Adams Street, Chicago, Illinois	60661-3676
(Address of principal executive offices)	(Zip Code)
(312) 436-4000
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b– 2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).
Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.04    Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.
As previously disclosed, on February 14, 2019, USG Corporation (the “Company”) received a notice required by Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), regarding a blackout period under the USG Corporation Investment Plan (the “Plan”). The blackout period for the Plan would be implemented in connection with the anticipated closing of the previously-announced merger with Gebr. Knauf KG, a limited partnership (Kommanditgesellschaft) organized under the laws of Germany (“Knauf”), in accordance with the Agreement and Plan of Merger, dated as of June 10, 2018 (the “merger agreement”), by and among the Company, Knauf and World Cup Acquisition Corporation, a Delaware corporation and an indirect wholly owned subsidiary of Knauf. The blackout period is required to facilitate the elimination of the USG Corporation Stock Fund (the “Company Stock Fund”) as an investment option under the Plan, and the liquidation of shares of Company common stock currently held in the Company Stock Fund. As the merger has not yet closed, on April 16, 2019, Plan participants and beneficiaries were provided a supplemental notice required by Section 101(i)(4) of ERISA, regarding an update to the expected blackout period under the Plan.
Also on April 16, 2019, in accordance with Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 under Securities and Exchange Commission Regulation BTR, the Company sent a separate supplemental notice (the “Supplemental Insider Notice”) to its directors and executive officers notifying them of the updated blackout period.
Plan participants have been advised that, if the merger is completed as expected, there likely will be a blackout period under the Plan that will last for approximately five business days. The blackout period is currently expected to begin as of 4:00 p.m. (Eastern Time) two business days prior to the closing of the merger (the actual date of the closing of the merger, hereafter referred to as the “closing date”) and to end within three business days following the closing date. It was originally communicated to Plan participants and to Company directors and executive officers that the blackout period could begin as early as the calendar week beginning Sunday, March 17, 2019, and could end as late as the calendar week beginning Sunday, April 21, 2019. However, because the merger has not yet closed, it is currently expected that the blackout period could begin as early as the calendar week beginning Sunday, April 14, 2019, and could end as late as the calendar week beginning Sunday, May 12, 2019. Because the actual closing date is not certain at this time, the Company is unable to determine the exact dates for the blackout period. Further, the blackout period range could change, be advanced or be extended. During the blackout period, participants in the Plan will be unable to direct or diversify investments in the Company Stock Fund and/or take certain withdrawals, loans or distributions from the participant’s entire account in the Plan.
As described in the Supplemental Insider Notice, during the blackout period, the Company’s directors and executive officers will be prohibited from, directly or indirectly, purchasing, selling or otherwise acquiring or transferring any equity security of the Company acquired in connection with their service or employment as a director or executive officer, subject to limited exceptions. The term equity security includes, without limitation, Company common stock, options and other derivatives.
During the blackout period and for a period of two years after the date thereof, a security holder or other interested person may obtain, without charge, information regarding the blackout period, including the actual beginning and end dates of the blackout period. This information is available by contacting the Corporate Secretary at c/o USG Corporation, 550 West Adams Street, Chicago, Illinois, 60661.
A copy of the Supplemental Insider Notice sent to the Company’s directors and executive officers is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Cautionary Statements
This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 related to management’s expectations about future conditions, including but not limited to, statements regarding the merger, including expected timing and completion of the merger. Actual business, market or other conditions may differ materially from management’s expectations and, accordingly, may affect the Company’s sales and profitability, liquidity and future value. Any forward-looking statements represent the Company’s views only as of today and should not be relied upon as representing the Company’s views as of any subsequent date, and the Company undertakes no obligation to update any forward-looking statement. Among the risks, contingencies and uncertainties that could cause actual results to differ from those described in the forward-looking statements or could result in the failure of the merger to be completed are the following: the failure to obtain necessary regulatory or other governmental approvals for the merger, or if obtained, the possibility of being subjected to conditions that could result in a material delay in, or the abandonment of, the merger or otherwise have an adverse effect on the Company; continued availability of financing or alternatives for the financing provided in the Knauf debt commitment letter; the failure to satisfy required closing conditions; the potential impact on the USG Boral joint venture in the event the merger is not completed, including that, in connection with the execution of the merger agreement, Boral Limited delivered a default notice under the USG Boral Shareholders Agreement to commence the process to establish the fair market value of the Company’s 50% interest in USG Boral, which could lead to Boral exercising its right to purchase the Company’s 50% interest in USG Boral; the risk that the merger may not be completed in the expected timeframe, or at all; the effect of restrictions placed on the Company and its subsidiaries’ ability to operate their businesses under the merger agreement, including the Company’s ability to pursue alternatives to the merger; the risk of disruption resulting from the merger, including the diversion of the Company’s resources and management’s attention from ongoing business operations; the effect of the announcement of the merger on the Company’s ability to retain and hire key employees; the effect of the announcement of the merger on the Company’s business relationships, results of operations, financial condition, the market price of the Company’s common stock and businesses generally; the risk of negative reactions from investors, employees, suppliers and customers; the outcome of legal proceedings that have been instituted against the Company related to the merger and any additional proceedings that may be instituted in the future; the amount of the costs, fees, expenses and charges related to the merger; and the occurrence of any event giving rise to the right of a party to terminate the merger agreement. Information describing other risks and uncertainties affecting the Company that could cause actual results to differ materially from those in forward-looking statements may be found in the Company’s filings with the SEC, including, but not limited to, the “Risk Factors” in the Company’s most recent Annual Report on Form 10-K.
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.

Number	Exhibit
99.1	Updated Blackout Notice to USG Corporation Directors and Executive Officers

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USG CORPORATION
Registrant

Date: April 16, 2019	By:	/s/ Michelle M. Warner
	Name:	Michelle M. Warner
	Title:	Senior Vice President, General Counsel and Corporate Secretary